EXHIBIT A

         Pursuant to Rule 13d-1(k) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


                                              DATED:        August 18, 2006



                                      By:   /s/ Kim M. Silva
                                           ----------------------------------
                                           Kim M. Silva

                                           Attorney-in-Fact for:

                                           SPO PARTNERS II, L.P.(1)
                                           SPO ADVISORY PARTNERS, L.P.(1)
                                           SAN FRANCISCO PARTNERS II, L.P.(1)
                                           SF ADVISORY PARTNERS, L.P.(1)
                                           SPO ADVISORY CORP.(1)
                                           JOHN H. SCULLY(1)
                                           WILLIAM E. OBERNDORF(1)
                                           WILLIAM J. PATTERSON(1)
                                           THE JOHN H. SCULLY LIVING TRUST,
                                           DATED 10/1/03(1)
                                           WILLIAM AND SUSAN OBERNDORF TRUST,
                                           DATED 10/19/98(1)
                                           OBERNDORF FAMILY PARTNERS(1)
                                           BETTY JANE WEIMER(1)
                                           THE ELIZABETH R. & WILLIAM J.
                                           PATTERSON FOUNDATION(1)
                                           ELI J. WEINBERG(2)

                                           (1) A Power of Attorney authorizing
                                           Kim M. Silva to act on behalf of this
                                           person or entity has been previously
                                           filed with the Securities and
                                           Exchange Commission.

                                           (2) A Power of Attorney authorizing
                                           Kim M. Silva to act on behalf of this
                                           person or entity is filed as
                                           Exhibit B.